PURISIMA FUNDS
ANNUAL REPORT

AUGUST 31, 2001

The Purisima Total Return Fund
The Purisima Pure American
Fund The Purisima Pure Foreign Fund

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TABLE OF CONTENTS

Shareholder Letter                                                            1
Performance Summaries                                                     4 - 5
Financial Information                                                    6 - 22
Notes to Financial Statements                                           23 - 26
Report of Independent Accountants                                            27

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INVESTMENT OBJECTIVES

PURISIMA TOTAL RETURN FUND: seeks a high total return. The Fund seeks to achieve its objective by investing in a portfolio allocated between domestic and foreign common stocks, fixed-income securities, money market instruments and other equity-type securities. The Fund's investments in different types of securities may vary significantly.

PURISIMA PURE AMERICAN FUND: seeks a high total return. The Fund seeks to achieve its objective by investing largely in securities of issuers domiciled in the United States. The Fund may emphasize investments in common stocks and other equity-type securities, or securities acquired primarily to produce income.

PURISIMA PURE FOREIGN FUND: seeks a high total return. The Fund seeks to achieve its objective by investing largely in securities of issuers domiciled outside the United States. The Fund may emphasize investments in common stocks and other equity-type securities, or securities acquired primarily to produce income. Under extreme conditions, the Fund may purchase securities of issues domiciled within the United States for temporary defensive purposes.

--------------------------------------------------------------------------------
A LETTER TO OUR SHAREHOLDERS

We are pleased to bring you the annual report for the Purisima Funds for the twelve-month period ended August 31, 2001. During the reporting period we continued to pursue our investment objective of seeking high total return for our shareholders.

This reporting period was extraordinary for both the markets and the Funds. Global equity markets entered into bear market territory for the first time in a decade. In response, the Purisima Funds exercised their flexible mandates and made dramatic asset allocation shifts to take on defensive postures.

Coincident with this investment shift was a dramatic change in the asset base of both the Pure American and Pure Foreign funds. Prior to the beginning of 2001, these funds contained only nominal assets and a handful of shareholders. Fisher Investments, the Funds' investment advisor, placed a large amount (over $700 million and $1.5 billion in Pure American and Pure Foreign, respectively) of its discretionary separate account, private client assets into these two funds. The Funds provided Fisher Investments vehicles to deliver a defensive portfolio strategy to accounts, such as IRAs and pension plans, which could not directly hold short positions and other types of defensive positions. By the end of the period, the vast majority of these assets were withdrawn from the Funds.


While each of the three Purisima Funds has a different performance benchmark, they share the same objective of seeking high total return, including the ability to utilize a variety of defensive techniques in an effort to reduce risk and maximize expected return in down market conditions. Each of the funds reduced equity exposure from a fully equity invested state at year-end 2000 to a near market neutral allocation by February 2001 through a combination of sale of stocks, initiation of short equity positions, and purchase of index put options. Additionally, each of the funds purchased US Treasury securities and held a material amount of cash to enhance total return and reduce risk.

For each of the Funds, the surviving long equity positions emphasized sectors which tend to perform better in times of economic weakness, such as consumer staples and healthcare. Additionally, the long equity positions focused on very large cap stocks because of their historical tendency to endure bear markets better than smaller companies. The Total Return Fund had a bias for foreign companies over domestic for most of the period because of our view that, in US-centric bear markets, foreign tends to do better than domestic. As evidence emerged that the bear market was global in nature, the foreign overweight was reduced. Pure American's long equity positions were limited to US companies, and Pure Foreign's were limited to foreign companies.

All three funds shared similar downside tactics, gaining short exposure to areas of the equity market believed most vulnerable in a downturn, specifically technology and smaller cap stocks, and buying index put options. These defensive tactics offset declines in the long equity positions, resulting in each Fund substantially outperforming its respective benchmark while greatly reducing portfolio volatility.

OUTLOOK

We expect the equity markets to continue to decline until sometime in the fourth quarter of 2001. While the timing of a bear market bottom cannot be identified precisely ahead of time, there are many signals we analyze to identify a true bottom.

Looking ahead, we remind you bull markets always follow bear markets. The US will likely have experienced two consecutive calendar years of bearish returns by year-end 2001. We can identify only three cases of three straight years of negative returns in the broad US-equity market since 1800. To remain bearish next year would require believing we are currently in an equivalent scenario to 1930. We believe this highly unlikely. Additionally, while we do not believe the equity markets are short-term sensitive to Fed interest rate cuts, expansive monetary policy tends to be long-term bullish. By 2002, the influence of such policy should have had enough time to become a powerful positive force for the stock market.

We remain bearish for the immediate future. However, we believe the Funds are well positioned to shift back into 100% equities when the time is right.

We want to take this opportunity to address briefly the events of September 11th even though they took place after the end of this reporting period. First, no one could have predicted specifically the horrifically tragic attacks. We were fortunate to have been prepared for the continuation of an already weak stock market and economy, and thankfully the Funds performed as planned.

--------------------------------------------------------------------------------
Second, the US was already in a bear market and recession prior to the attacks-the attacks did not spawn the economic weakness. Third, the stock market quickly assessed that the attacks and their consequences should not have a significant long-term negative economic effect-within one month's time the markets recovered to pre-attack levels. While the attacks were appalling, they do not materially shift our investment outlook, short-term or long-term.

We sincerely hope this finds you and yours safe and well. Thank you for your continued interest and support.

Sincerely,

/s/ Kenneth L. Fisher

Kenneth L. Fisher
Chairman and Chief Investment Officer
Fisher Investments Inc.

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PERFORMANCE SUMMARIES
FOR PERIOD ENDING AUGUST 31, 2001

Purisima Total Return Fund
Growth of $10,000
PURISIMA TOTAL RETURN FUND CUMULATIVE TOTAL RETURN VERSUS MSCI WORLD INDEX

                      TOTAL
                      RETURN         MSCI WORLD INDEX
                      ------         ----------------
31-Oct-96             10,000              10,000
28-Feb-97             10,480              10,629
30-Jun-97             12,200              11,984
31-Oct-97             11,910              11,676
28-Feb-98             13,576              13,190
30-Jun-98             14,929              14,024
31-Oct-98             14,157              13,456
28-Feb-99             16,305              14,866
30-Jun-99             17,728              16,222
31-Oct-99             18,350              16,810
29-Feb-00             19,198              17,651
30-Jun-00             20,351              18,200
31-Oct-00             18,957              16,993
28-Feb-01             18,970              15,135
30-Jun-01             18,482              14,486
31-Aug-01             19,448              13,611

ONE-YEAR
  Cumulative Total Return 1**              -1.33%
SINCE INCEPTION (10/28/96)
  Cumulative Total Return 1**              94.48%
  Average Annual Total Return 2**          14.72%

PLEASE NOTE PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL FLUCTUATE, AND INVESTORS MAY EXPERIENCE A GAIN OR LOSS WHEN THEY SELL THEIR SHARES. TO OBTAIN A PROSPECTUS ON THE PURISIMA FUNDS PLEASE CALL 1-800/841-0199. THE PROSPECTUS CONTAINS MORE INFORMATION, INCLUDING THE POLITICAL, ECONOMIC, CURRENCY RISKS AND POTENTIAL VOLATILITY OF FOREIGN INVESTING. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Cumulative total return measures the change in value of an investment over the periods indicated and reflects all fund fees and expenses.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and reflects all fund fees and expenses. Average annual total return and cumulative total return for the one-year period would be identical.
* The Morgan Stanley MSCI World is obtained from Morgan Stanley and is an unmanaged global stock index comprised of various world stock markets, including the U.S. Purisima total return of a $10,000 investment includes all expenses. Fund's month-end inception was 10/31/96 with actual inception on 10/28/96.
+ The S&P 500 is obtained from Standard & Poors corp. It is an unmanaged stock index that measures the performance of 500 large cap companies traded in the U.S. Total return of a $10,000 investment in Purisima includes all expenses. Fund's month-end inception was 9/30/98 with actual inception on 9/29/98.
++ The EAFE Index is obtained from Morgan Stanley. It is an unmanaged stock index that measures the performance of selected stock markets outside the U.S. Purisima total return of a $10,000 investment includes all expenses. Fund's month-end inception was 9/30/98 with actual inception on 9/29/98.
** The total returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. FIRST FUND DISTRIBUTORS, INC. PHOENIX, AZ 85018.

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Pure American Fund
Growth of $10,000
PURE AMERICAN FUND CUMULATIVE TOTAL RETURN VERSUS S&P 500 INDEX
$10,000 INVESTED FROM INCEPTION ON 9/30/98 TO 8/31/01+

                            PURE
                          AMERICAN     S&P 500 INDEX
                          --------     -------------
30-Sep-98                  10,000          10,000
31-Dec-98                  12,810          12,128
31-Mar-99                  12,940          12,731
30-Jun-99                  13,390          13,629
30-Sep-99                  12,530          12,777
31-Dec-99                  13,893          14,677
31-Mar-00                  13,553          15,014
30-Jun-00                  13,843          14,616
30-Sep-00                  13,423          14,475
31-Dec-00                  13,275          13,343
31-Mar-01                  13,889          11,761
30-Jun-01                  13,566          12,450
31-Aug-01                  13,757          11,556

ONE-YEAR
  Cumulative Total Return1**                 1.96%
SINCE INCEPTION (9/29/98)
  Cumulative Total Return1**                37.57%
  Average Annual Total Return2**            11.53%

--------------------------------------------------------------------------------
Pure Foreign Fund
Growth of $10,000
PURE FOREIGN FUND CUMULATIVE TOTAL RETURN VERSUS EAFE FOREIGN INDEX
$10,000 INVESTED FROM INCEPTION ON 9/30/98 TO 8/31/01++

                        PURE
                      FOREIGN         EAFE FOREIGN INDEX
                      -------         ------------------
30-Sep-98              10,000               10,000
31-Jan-99              12,150               12,028
31-May-99              12,320               12,072
30-Sep-99              13,660               13,094
31-Jan-00              15,991               14,346
31-May-00              16,804               14,145
30-Sep-00              16,297               13,513
31-Jan-01              15,815               13,154
31-May-01              16,234               11,674
31-Aug-01              17,233               10,722

ONE-YEAR
  Cumulative Total Return 1**                -0.45%
SINCE INCEPTION (9/29/98)
  Cumulative Total Return 1**                72.33%
  Average Annual Total Return 2**            20.46%

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SCHEDULE OF INVESTMENTS
PURISIMA TOTAL RETURN
AUGUST 31, 2001

   SHARES                                                              VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 23.4%

AUTOMOTIVE: 0.2%
   20,300        Delphi Automotive Systems                         $    304,297
                                                                   ------------
BANKING: 3.3%
   91,900        Banco Santander Central - ADR                          840,885
   11,400        Comerica Inc.                                          681,150
   12,400        National Australia Bank, Ltd. - ADR                  1,099,136
   21,900        National City Corp.                                    676,053
   31,996        San Paolo - IMI SpA - ADR                              801,500
                                                                   ------------
                                                                      4,098,724
                                                                   ------------
CHEMICALS: 0.3%
    8,600        Rohm & Haas Co.                                        308,826
                                                                   ------------
COMMERCIAL SERVICES: 0.6%
   14,580        Vivendi Universal S.A. - ADR                           797,672
                                                                   ------------
ELECTRICAL EQUIPMENT: 1.5%
   27,300        Enel SpA - ADR                                         921,102
   22,000        General Electric Co.                                   901,560
                                                                   ------------
                                                                      1,822,662
                                                                   ------------
FINANCIAL SERVICES: 0.7%
   27,000        ING Groep N.V. - ADR                                   855,360
                                                                   ------------
FOODS: 0.9%
   17,900        Unilever N.V. - ADR                                  1,093,511
                                                                   ------------
HOUSEHOLD AUDIO & VIDEO EQUIPMENT: 0.5%
   13,800        Sony Corp. - ADR                                       619,620
                                                                   ------------
HOUSEHOLD PRODUCTS: 0.9%
   14,600        Procter & Gamble Co.                                 1,082,590
                                                                   ------------
INSURANCE: 1.4%
   12,144        American International Group                           949,661
   27,000        Axa S.A. - ADR                                         743,850
                                                                   ------------
                                                                      1,693,511
                                                                   ------------
MACHINERY: 0.5%
   12,200        Caterpillar Inc.                                       610,000
                                                                   ------------
OIL & GAS: 3.0%
   22,800        BASF AG - ADR                                          936,624
   11,000        Phillips Petroleum Co.                                 632,500
   17,100        Royal Dutch Petroleum - ADR                            968,373
   14,757        Total Fina S.A. - ADR                                1,089,804
                                                                   ------------
                                                                      3,627,301
                                                                   ------------

   SHARES                                                              VALUE
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS: 0.5%
   14,800        International Paper                               $    593,776
                                                                   ------------
PHARMACEUTICALS: 4.9%
   21,600        Astrazeneca Plc - ADR                                1,047,600
   13,276        Aventis - ADR                                          969,148
   19,700        Glaxo Wellcome Plc - ADR                             1,043,115
   22,400        Johnson & Johnson                                    1,180,704
   12,600        Merck & Co., Inc.                                      820,260
   25,200        Novartis AG - ADR                                      919,044
                                                                   ------------
                                                                      5,979,871
                                                                   ------------
PHOTOGRAPHY: 0.9%
   28,600        Fuji Photo Film - ADR                                1,065,350
                                                                   ------------
RETAIL: 0.5%
   15,000        Sears Roebuck & Co.                                    641,250
                                                                   ------------
TELECOMMUNICATIONS: 1.3%
   24,250        Bellsouth Corp.                                        904,525
   18,640        Telefonica De Espana - ADR*                            657,060
                                                                   ------------
                                                                      1,561,585
                                                                   ------------
TOBACCO PRODUCTS: 1.0%
   24,800        Philip Morris Co., Inc.                              1,175,520
                                                                   ------------
TRANSPORTATION: 0.5%
   16,000        Fedex Corp.*                                           673,600
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $28,934,837)                                                 28,605,026
                                                                   ------------

PRINCIPAL
 AMOUNT
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 34.4%

$7,625,000       U.S. Treasury Bond,
                 7.250%, 5-15-2016                                    9,092,218
                                                                   ------------
 5,940,000       U.S. Treasury Bond,
                 8.750%, 8-15-2020**                                  8,248,248
                                                                   ------------
 8,350,000       U.S. Treasury Note,
                 5.250%, 5-15-2004                                    8,639,645
                                                                   ------------
 7,975,000       U.S. Treasury Note,
                 5.625%, 5-15-2008**                                  8,392,443
                                                                   ------------
 6,950,000       U.S. Treasury Note,
                 6.500%, 2-15-2010                                    7,725,905
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $41,222,180)                                                 42,098,459
                                                                   ------------

--------------------------------------------------------------------------------
  CONTRACTS                                                            VALUE
--------------------------------------------------------------------------------
PUT OPTIONS: 2.6%
      377        Put Option on S&P 500 Index, Strike @ 1200.000,
                 Exp. 12/22/01 (cost $1,972,856)                   $  3,223,350
                                                                   ------------

PRINCIPAL
 AMOUNT
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 37.1%
$45,333,902      Firstar Stellar US Treasury Money Market
                  (cost $45,333,902) +                               45,333,902
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $117,463,775++): 97.5%                                      119,260,737
Other Assets less Liabilities: 2.5%                                   3,104,017
                                                                   ------------
NET ASSETS: 100%                                                   $122,364,754
                                                                   ============

 SHARES                                                                VALUE
--------------------------------------------------------------------------------
SECURITIES SOLD SHORT (13.6%)
   81,600        Ishares Trust- Russell 2000                       $  7,661,424
   54,700        Midcap SPDR Trust Unit Series 1                      4,956,367
  110,700        NASDAQ - 100 Shares                                  4,054,941
                                                                   ------------
TOTAL SECURITIES SOLD SHORT
  (proceeds $18,347,114++)                                         $ 16,672,732
                                                                   ============

ADR - American depositary receipt.

*    Non-income producing security.

**   Security  segregated  for  short  sales.   Aggregate  value  of  segregated
     securities at August 31, 2001 was $16,640,691.

+    Of this amount, $11,243,483 is on deposit with broker for short sales.

++ At August 31, 2001, the basis of investments for federal income tax purposes was $99,127,058. Unrealized appreciation and depreciation was as follows:

          Gross unrealized                                         $  5,500,747
          Gross unrealized depreciation                              (2,039,800)
                                                                   ------------
          Net unrealized appreciation                              $  3,460,947
                                                                   ============

                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
PURE AMERICAN AUGUST 31, 2001

  SHARES                                                              VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 22.6%

BANKING: 2.0%
      500        BankAmerica Corp.                                 $     30,750
      500        Comerica Inc.                                           29,875
      900        National City Corp.                                     27,783
                                                                   ------------
                                                                         88,408
                                                                   ------------
COMPUTER COMPONENTS & SOFTWARE: 0.8%
      675        Cisco Systems, Inc.*                                    11,023
      450        Microsoft Corp.*                                        25,673
                                                                   ------------
                                                                         36,696
                                                                   ------------
COMPUTERS: 0.8%
      350        IBM Corp.                                               35,000
                                                                   ------------
CONSUMER PRODUCTS: 0.6%
      550        Coca-Cola Co.                                           26,768
                                                                   ------------
ELECTRICAL EQUIPMENT: 0.6%
      700        General Electric Co.                                    28,686
                                                                   ------------
FINANCIAL SERVICES: 1.1%
      566        Citigroup, Inc.                                         25,894
      300        Fannie Mae                                              22,863
                                                                   ------------
                                                                         48,757
                                                                   ------------
FOODS: 0.7%
    1,500        Sara Lee Corp.                                          33,000
                                                                   ------------
HEALTH CARE EQUIPMENT: 0.6%
      600        Medtronic, Inc.                                         27,324
                                                                   ------------
HOUSEHOLD PRODUCTS: 0.7%
      450        Procter & Gamble Co.                                    33,368
                                                                   ------------
INSURANCE: 1.2%
      362        American International Group                            28,308
       12        Berkshire Hathaway, Inc. - Class B*                     27,744
                                                                   ------------
                                                                         56,052
                                                                   ------------
MACHINERY: 0.6%
      500        Caterpillar Inc.                                        25,000
                                                                   ------------
MEDIA: 0.6%
    1,100        Walt Disney Co.                                         27,973
                                                                   ------------
MISCELLANEOUS MANUFACTURER: 0.7%
      300        3M Co.                                                  31,230
                                                                   ------------

--------------------------------------------------------------------------------
  SHARES                                                              VALUE
--------------------------------------------------------------------------------
OIL & GAS: 2.5%
      300        Chevron Corp.                                     $     27,225
      700        Enron Corp.                                             24,493
      750        Exxon Mobil Corp.                                       30,112
      500        Phillips Petroleum Co.                                  28,750
                                                                   ------------
                                                                        110,580
                                                                   ------------
PHARMACEUTICALS: 4.4%
      500        American Home Products Corp.                            28,000
      500        Bristol-Myers Squibb Co.                                28,070
      550        Johnson & Johnson                                       28,990
      350        Lilly (Eli) & Co.                                       27,171
      400        Merck & Co., Inc.                                       26,040
      712        Pfizer, Inc.                                            27,277
      825        Schering-Plough Corp.                                   31,457
                                                                   ------------
                                                                        197,005
                                                                   ------------
RESTAURANT: 0.7%
    1,000        McDonald's Corp.                                        30,030
                                                                   ------------
RETAIL: 1.2%
      700        Sears Roebuck & Co.                                     29,925
      525        Wal-Mart Stores, Inc.                                   25,226
                                                                   ------------
                                                                         55,151
                                                                   ------------
SEMI-CONDUCTORS: 0.6%
    1,000        Intel Corp.                                             27,960
                                                                   ------------
TELECOMMUNICATIONS: 0.7%
      800        Bellsouth Corp.                                         29,840
                                                                   ------------
TOBACCO PRODUCTS: 0.8%
      725        Philip Morris Cos., Inc.                                34,365
                                                                   ------------
TRANSPORTATION: 0.7%
      800        Fedex Corp.*                                            33,680
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $1,076,833)                                                   1,016,873
                                                                   ------------

PRINCIPAL
 AMOUNT
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 22.0%

 $550,000        U.S. Treasury Note,
                 5.250%, 5-15-2004                                      569,078
                                                                   ------------
  400,000        U.S. Treasury Note,
                 5.625%, 5-15-2008**                                    420,938
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $974,436)                                                       990,016
                                                                   ------------

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 27.2%
$1,225,432       Firstar Stellar US Treasury Money Market
                  (cost $1,225,432)+                               $  1,225,432
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $3,276,701++): 71.8%                                          3,232,321
Other Assets less Liabilities: 28.2%                                  1,272,461
                                                                   ------------
NET ASSETS: 100.0%                                                 $  4,504,782
                                                                   ============

  SHARES
--------------------------------------------------------------------------------
SECURITIES SOLD SHORT: (11.2%)
    2,000        Ishares Trust - Russell 2000                      $    187,780
    1,400        Midcap SPDR Trust Unit Series 1                        126,854
    5,200        NASDAQ - 100 Shares                                    190,476
                                                                   ------------
TOTAL SECURITIES SOLD SHORT
  (proceeds $547,549++)                                            $    505,110
                                                                   ============

*    Non-income producing security.

**   Security  segregated  for  short  sales.   Aggregate  value  of  segregated
     securities at August 31, 2001 was $420,938.

+    Of this amount, $273,775 is on deposit with broker for short sales.

++ At August 31, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation was as follows:

          Gross unrealized appreciation                            $     81,744
          Gross unrealized depreciation                                 (83,685)
                                                                   ------------
          Net unrealized depreciation                              $     (1,941)
                                                                   ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
PURE FOREIGN
AUGUST 31, 2001

 SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 9.2%
 AUSTRALIA: 0.3%
      300        National Australia Bank, Ltd. - ADR               $     26,592
                                                                   ------------
FRANCE: 1.5%
      500        Aventis S.A.- ADR                                       36,500
    1,150        Axa S.A. - ADR                                          31,683
      547        Total Fina S.A. - ADR                                   40,396
      480        Vivendi Universal - ADR                                 26,261
                                                                   ------------
                                                                        134,840
                                                                   ------------
GERMANY: 0.8%
      900        BASF AG - ADR                                           36,972
      700        E.On AG - ADR                                           38,605
                                                                   ------------
                                                                         75,577
                                                                   ------------
IRELAND: 0.4%
      700        Elan Corp. Plc - ADR*                                   36,365
                                                                   ------------
ITALY: 0.7%
    1,200        Enel SpA - ADR                                          40,488
    1,056        San Paolo - IMI SpA - ADR                               26,453
                                                                   ------------
                                                                         66,941
                                                                   ------------
JAPAN: 1.4%
    4,675        Bank of Toyko - Mitsubishi - ADR*                       39,644
      900        Sony Corp. - ADR                                        40,410
      750        Toyota Motor Corp. - ADR                                45,825
                                                                   ------------
                                                                        125,879
                                                                   ------------
NETHERLANDS: 1.4%
    1,050        ING Groep N.V. - ADR                                    33,264
      775        Royal Dutch Petroleum Co. - ADR                         43,888
      769        Unilever N.V. - ADR                                     46,978
                                                                   ------------
                                                                        124,130
                                                                   ------------
PORTUGAL: 0.2%
    2,432        Portugal Telecom S.A. - ADR                             15,516
                                                                   ------------
SPAIN: 0.7%
    2,000        Banco Bilbao Vizcaya - ADR                              26,100
    2,175        Banco Santander Central - ADR                           19,901
      422        Telefonica S.A. - ADR*                                  14,875
                                                                   ------------
                                                                         60,876
                                                                   ------------
SWEDEN: 0.4%
    2,300        Volvo AB - ADR                                          35,949
                                                                   ------------
SWITZERLAND: 0.5%
    1,100        Novartis AG - ADR                                       40,117
                                                                   ------------
UNITED KINGDOM: 0.9%
      800        Astrazeneca Plc - ADR                                   38,800
      700        GlaxoSmithKline Plc - ADR                               37,065
                                                                   ------------
                                                                         75,865
                                                                   ------------
TOTAL COMMON STOCKS
 (cost $823,843)                                                        818,647
                                                                   ------------

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 15.2%

  $650,000       U.S. Treasury Note,
                 5.250%, 5-15-2004                                 $    672,547
                                                                   ------------
   650,000       U.S. Treasury Note,
                 5.625%, 5-15-2008**                                    684,024
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $1,334,358)                                                   1,356,571
                                                                   ------------
SHORT-TERM INVESTMENTS: 62.9%
 5,598,118       Firstar Stellar US Treasury Money Market
                  (cost $5,598,118)+                                  5,598,118
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $7,756,319++): 87.3%                                          7,773,336
Other Assets less Liabilities: 12.7%                                  1,128,230
                                                                   ------------
NET ASSETS: 100.0%                                                   $8,901,566
                                                                   ============
 SHARES
--------------------------------------------------------------------------------
SECURITIES SOLD SHORT: (7.8%)

    2,800        Ishares Trust - Russell 2000                      $    262,892
    1,900        Midcap SPDR Trust Unit Series 1                        172,159
    7,100        NASDAQ - 100 Shares                                    260,073
                                                                   ------------
TOTAL SECURITIES SOLD SHORT
  (proceeds $753,222++)                                            $    695,124
                                                                   ============

ADR - American depositary receipt

*    Non-income producing security.

**   Security  segregated  for  short  sales.   Aggregate  value  of  segregated
     securities at August 31, 2001 was $684,024.

+    Of this amount, $376,611 is on deposit with broker for short sales.

++ At August 31, 2001, the basis of investments for federal income tax purposes was $7,004,548. Unrealized appreciation and depreciation was as follows:

          Gross unrealized appreciation                            $    104,348
          Gross unrealized depreciation                                 (30,684)
                                                                   ------------
          Net unrealized appreciation                              $     73,664
                                                                   ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS BY INDUSTRY
PURE FOREIGN
AUGUST 31, 2001

                                                                        % OF
INDUSTRY                                                             NET ASSETS
--------                                                             ----------
Automobile Manufacturers                                                 0.9%
Banking                                                                  1.6%
Chemicals                                                                0.4%
Electrical Equipment                                                     0.9%
Foods                                                                    0.5%
Home Furnishing                                                          0.5%
Insurance                                                                0.7%
Media                                                                    0.3%
Oil & Gas                                                                1.0%
Pharmaceuticals                                                          2.1%
Telecommunications                                                       0.3%
U.S. Treasury Obligations                                               15.2%
Short-term investments                                                  62.9%
                                                                       -----
TOTAL INVESTMENTS IN SECURITIES                                         87.3%
Other Assets less Liabilities                                           12.7%
                                                                       -----
NET ASSETS                                                             100.0%
                                                                       =====

                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2001

                                                   TOTAL          PURE            PURE
                                                  RETURN        AMERICAN        FOREIGN
                                                   FUND           FUND            FUND
                                               ------------   ------------    ------------
ASSETS
Investments in securities, at cost             $117,463,775   $  3,276,701    $  7,756,319
                                               ============   ============    ============

Investments in securities, at value            $119,260,737   $  3,232,321    $  7,773,336
Deposit with brokers for securities
  sold short (Note 2)                            18,756,714        650,396         895,070
Receivables:
  Investment securities sold                             --             --          10,001
  Dividends and interest                            636,698      1,082,526       2,213,030
  Fund shares sold                                  514,303             --              --
  Other receivables                                      --        120,915         295,991
Deferred organization costs                           6,614             --              --
Other assets                                         21,791          1,419           4,579
                                               ------------   ------------    ------------
       Total Assets                             139,196,857      5,087,577      11,192,007
                                               ------------   ------------    ------------
LIABILITIES
Cash overdraft                                           --         11,765       1,437,006
Securities sold short, at value
  (proceeds $18,347,114, $547,549
  and $753,222 respectively)                     16,672,732        505,110         695,124
Payables:
  Fund shares purchased                                 200         65,920         158,311
  Due to adviser (Notes 3 and 4)                    115,580             --              --
Accrued expenses                                     43,591             --              --
                                               ------------   ------------    ------------
       Total Liabilities                         16,832,103        582,795       2,290,441
                                               ------------   ------------    ------------

NET ASSETS                                     $122,364,754   $  4,504,782    $  8,901,566
                                               ============   ============    ============
Number of shares issued and outstanding
  (unlimited shares authorized, $0.01
  par value)                                      6,533,571        361,921         579,115
                                               ============   ============    ============

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                              $      18.73   $      12.45    $      15.37
                                               ============   ============    ============
COMPONENTS OF NET ASSETS
  Paid-in capital                              $109,682,038   $  4,353,570    $  8,686,290
  Accumulated net investment income               1,604,963        114,014         164,657
  Accumulated net realized gain (loss)
    on investments                                7,606,409         39,139         (24,496)
  Net unrealized appreciation (depreciation)
    on investments                                3,471,344         (1,941)         75,115
                                               ------------   ------------    ------------
       Net assets                              $122,364,754   $  4,504,782    $  8,901,566
                                               ============   ============    ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2001

                                                       TOTAL             PURE              PURE
                                                       RETURN          AMERICAN          FOREIGN
                                                        FUND             FUND              FUND
                                                    -------------    -------------    -------------
INVESTMENT INCOME
Income
  Dividends (net of foreign taxes witheld
    of $70,914, $0, and $1,078,501, respectively)   $     663,049    $   1,687,028    $   4,521,963
  Interest                                              2,422,191       13,971,777       29,364,730
                                                    -------------    -------------    -------------
       Total income                                     3,085,240       15,658,805       33,886,693
                                                    -------------    -------------    -------------

Expenses
  Advisory fees                                           953,873        5,629,551       11,835,291
  Distribution fees                                       238,468               --               --
  Transfer agent fees                                     100,072               --               --
  Administration fees                                      58,207               --               --
  Registration fees                                        46,125               --               --
  Fund accounting fees                                     43,253               --               --
  Amortization of deferred organizational costs            24,318               --               --
  Custody fees                                             19,651               --               --
  Audit fees                                               16,722               --               --
  Legal fees                                                9,354               --               --
  Reports to shareholders                                   8,215               --               --
  Trustee fees                                              4,621               --               --
  Insurance expense                                         3,307               --               --
  Miscellaneous                                             7,336               --               --
  Dividend expense on securities sold short                49,694          308,686          661,833
                                                    -------------    -------------    -------------
    Total expenses                                      1,583,216        5,938,237       12,497,124
    Less: fees waived (Note 3)                           (102,939)      (5,624,734)     (11,821,690)
                                                    -------------    -------------    -------------
    Net expenses                                        1,480,277          313,503          675,434
                                                    -------------    -------------    -------------

          NET INVESTMENT INCOME                         1,604,963        5,345,301      233,211,259
                                                    -------------    -------------    -------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments:
  Securities                                            8,825,592       25,707,933       23,659,758
  Options                                                 601,948        2,827,407        6,466,923
Net unrealized depreciation on investments            (11,196,938)         (69,023)         (88,418)
                                                    -------------    -------------    -------------
  Net realized and unrealized gain (loss)
    on investments                                     (1,769,398)      28,466,317       30,038,263
                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         $    (164,435)   $  43,811,619    $  63,249,522
                                                    =============    =============    =============

                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
TOTAL RETURN FUND

INCREASE (DECREASE) IN                             YEAR ENDED       YEAR ENDED
  NET ASSETS FROM:                              AUGUST 31, 2001  AUGUST 31, 2000
                                                ---------------  ---------------
OPERATIONS
  Net investment income (loss)                   $   1,604,963    $     (31,790)
  Net realized gain on investments
    Securities                                       8,825,592        1,253,990
    Options                                            601,948               --
  Net unrealized appreciation (depreciation)
    on investments                                 (11,196,938)       6,228,361
                                                 -------------    -------------
       NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                    (164,435)       7,450,561
                                                 -------------    -------------

DISTRIBUTION TO SHAREHOLDERS
  From net investment income                                --          (56,328)
  From net realized gain                            (2,882,567)              --
                                                 -------------    -------------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS          (2,882,567)         (56,328)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
   net change in outstanding shares (a)             35,644,313       29,173,714
                                                 -------------    -------------

       TOTAL INCREASE IN NET ASSETS                 32,597,311       36,567,947

NET ASSETS
Beginning of year                                   89,767,443       53,199,496
                                                 -------------    -------------
End of year                                      $ 122,364,754    $  89,767,443
                                                 =============    =============

Accumulated net investment income                $   1,604,963    $          --
                                                 =============    =============

(a)  A summary of capital share transactions is as follows:

                                 YEAR ENDED                  YEAR ENDED
                              AUGUST 31, 2001              AUGUST 31, 2000
                        --------------------------    -------------------------
                         SHARES          VALUE        SHARES          VALUE
                        ----------    ------------    ---------    ------------
Shares sold              2,484,591    $ 45,161,922    2,088,552    $ 40,208,875
Shares issued on
  reinvestment
  of distributions         162,597       2,868,215        2,933          56,228
Shares redeemed           (682,202)    (12,385,824)    (569,538)    (11,091,389)
                        ----------    ------------    ---------    ------------
Net increase             1,964,986    $ 35,644,313    1,521,947    $ 29,173,714
                        ==========    ============    =========    ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
PURE AMERICAN FUND

INCREASE (DECREASE) IN                                       YEAR ENDED       YEAR ENDED
  NET ASSETS FROM:                                        AUGUST 31, 2001   AUGUST 31, 2000
                                                          ---------------   ---------------
OPERATIONS
  Net investment income (loss)                             $ 15,345,302      $     (1,787)
  Net realized gain on investments :
    Securities                                               25,707,933            36,527
    Options                                                   2,827,407                --
  Net unrealized appreciation (depreciation)
    on investments                                              (69,023)              127
                                                           ------------      ------------
       NET INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS                                     43,811,619            34,867
                                                           ------------      ------------

DISTRIBUTION TO SHAREHOLDERS
  From net investment income                                (15,231,288)               --
  From net realized gain                                    (28,532,697)             (368)
                                                           ------------      ------------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS                  (43,763,985)             (368)
                                                           ------------      ------------

CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets derived
    from net change in outstanding shares (a)                 3,377,125          (456,916)
                                                           ------------      ------------

       TOTAL INCREASE (DECREASE) IN NET ASSETS                3,424,759          (422,417)

NET ASSETS
  Beginning of year                                           1,080,023         1,502,440
                                                           ------------      ------------
  END OF YEAR                                              $  4,504,782      $  1,080,023
                                                           ============      ============

  Accumulated net investment income                        $    114,014      $         --
                                                           ============      ============

(a)  A summary of capital share transactions is as follows:

                                   YEAR ENDED                   YEAR ENDED
                                AUGUST 31, 2001               AUGUST 31, 2000
                           ----------------------------    --------------------
                             SHARES           VALUE        SHARES        VALUE
                           -----------    -------------    -------    ---------
Shares sold                 55,910,511    $ 716,647,202     26,767    $ 357,839
Shares issued on
  reinvestment
  of distributions           1,521,628       19,476,458         26          368
Shares redeemed            (57,150,281)    (732,746,535)   (62,331)    (815,123)
                           -----------    -------------    -------    ---------
Net increase (decrease)        281,858    $   3,377,125    (35,538)   $(456,916)
                           ===========    =============    =======    =========

                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
PURE FOREIGN FUND

INCREASE (DECREASE) IN                            YEAR ENDED       YEAR ENDED
  NET ASSETS FROM:                             AUGUST 31, 2001   AUGUST 31, 2000
                                               ---------------   ---------------
OPERATIONS
  Net investment income                         $ 33,211,259      $      3,789
  Net realized gain on investments:
    Securities                                    23,659,758             2,501
    Options                                        6,466,923                --
  Net unrealized appreciation (depreciation)
    on investments                                   (88,418)          125,192
                                                ------------      ------------
       NET INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS                          63,249,522           131,482
                                                ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                     (33,066,078)             (887)
  From net realized gain                         (30,112,424)          (27,031)
                                                ------------      ------------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS       (63,178,502)          (27,918)
                                                ------------      ------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
    net change in outstanding
     shares (a)                                    6,020,360         2,415,805
                                                ------------      ------------
       TOTAL INCREASE IN NET ASSETS                6,091,380         2,519,369

NET ASSETS
  Beginning of year                                2,810,186           290,817
                                                ------------      ------------
  END OF YEAR                                   $  8,901,566      $  2,810,186
                                                ============      ============

  Accumulated net investment income             $    164,657      $      3,786
                                                ============      ============

(a)  A summary of capital share transactions is as follows:

                              YEAR ENDED                     YEAR ENDED
                           AUGUST 31, 2001                 AUGUST 31, 2000
                     ------------------------------    ----------------------
                        SHARES            VALUE         SHARES       VALUE
                     ------------   ---------------    --------   -----------
Shares sold           103,328,371   $1,532,369,330     183,542    $ 2,944,646
Shares issued on
  reinvestment
  of distributions      1,866,011       27,653,069       1,848         27,103
Shares redeemed      (104,786,761)   1,554,002,039)    (35,409)      (555,944)
                     ------------   --------------     -------    -----------
Net increase              407,621   $    6,020,360     149,981    $ 2,415,805
                     ============   ==============     =======    ===========

                                 See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

                                                                TOTAL RETURN FUND
                                           -----------------------------------------------------------
                                                      YEAR ENDED AUGUST 31,          OCTOBER 28, 1996+
                                           -----------------------------------------      THROUGH
                                            2001         2000      1999       1998    AUGUST 31, 1997
                                           -------     -------    -------    -------  ---------------
Net asset value,
  beginning of period                      $ 19.65     $ 17.46    $ 12.47    $ 11.87      $ 10.00
                                           -------     -------    -------    -------      -------
INCOME FROM
  INVESTMENT OPERATIONS:
    Net investment income (loss)             0.31^       (0.01)     (0.01)      0.02         0.02
    Net realized and unrealized
      gain (loss) on investments           (0.61)^        2.22       5.00       0.60         1.85
                                           -------     -------    -------    -------      -------
Total from investment operations           (0.30)^        2.21       4.99       0.62         1.87
                                           -------     -------    -------    -------      -------
LESS DISTRIBUTIONS:
  From net investment income                    --       (0.02)        --      (0.02)          --
  From net realized gain                     (0.62)         --         --         --           --
                                           -------     -------    -------    -------      -------
Total distributions                          (0.62)      (0.02)        --      (0.02)          --
                                           -------     -------    -------    -------      -------

Net asset value, end of period             $ 18.73     $ 19.65    $ 17.46    $ 12.47      $ 11.87
                                           =======     =======    =======    =======      =======

Total return                                 (1.33%)     12.64%     40.05%      5.26%       18.70%**

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)     $ 122.4     $  89.8    $  53.2    $  21.5      $   4.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived                          1.61%++     1.62%      1.82%      2.71%       20.97%*
  After fees waived                           1.50%++     1.50%      1.50%      1.50%        1.50%*

RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS #                     1.68%      (0.04%)     0.00%      0.28%        0.56%*

Portfolio turnover rate                     105.90%      38.42%     12.72%     15.89%        1.35%**

*    Annualized.
**   Not annualized.
+    Commencement of operations.
#    Net of fees waived.
^    Calculations are based on average shares outstanding for the period.
++   Without dividend expense on securities sold short, which was 0.05%

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

                                                        PURE AMERICAN FUND
                                             -------------------------------------------
                                             YEAR ENDED AUGUST 31,    SEPTEMBER 29, 1998+
                                             ---------------------         THROUGH
                                               2001        2000         AUGUST 31, 1999
                                             -------      -------       ---------------
Net asset value, beginning of period         $ 13.49      $ 13.00           $ 10.00
                                             -------      -------           -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 0.28^        (0.03)            (0.02)
  Net realized and unrealized gain (loss)
     on investments                          (0.02)^         0.52              3.02
                                             -------      -------           -------
Total from investment operations               0.26^         0.49              3.00
                                             -------      -------           -------
LESS DISTRIBUTIONS:
  From net investment income                   (0.28)          --                --
  From net realized gain                       (1.02)       (0.00)++             --
                                             -------      -------           -------
Total distributions                            (1.30)       (0.00)++             --
                                             -------      -------           -------

Net asset value, end of period               $ 12.45      $ 13.49           $ 13.00
                                             =======      =======           =======

Total return                                    1.96%        3.79%            30.00%**

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)       $   4.5      $   1.1           $   1.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived                            1.50%+++     1.50%             1.50%*
  After fees waived                             0.00%+++      n/a               n/a

RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS                         4.09%       (0.13%)           (0.34%)*

Portfolio turnover rate                       265.29%       45.48%            29.73%**

*    Annualized.
**   Not annualized.
+    Commencement of operations.
++   Amount represents less than $0.01 per share.
^    Calculations are based on average shares outstanding for the period.
+++  Without dividend expense on securities sold short, which was 0.08%

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

                                                          PURE FOREIGN FUND
                                            ---------------------------------------------
                                            YEAR ENDED AUGUST 31,      SEPTEMBER 29, 1998+
                                            --------------------            THROUGH
                                             2001         2000           AUGUST 31, 1999
                                            -------      -------         ---------------
Net asset value, beginning of period        $ 16.39      $ 13.52             $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                       0.33^         0.01                0.04
  Net realized and unrealized gain (loss)
    on investments                          (0.45)^         3.69                3.48
                                            -------      -------             -------
Total from investment operations            (0.12)^         3.70                3.52
                                            -------      -------             -------
LESS DISTRIBUTIONS:
  From net investment income                  (0.35)       (0.03)                 --
  From net realized gain                      (0.55)       (0.80)                 --
                                            -------      -------             -------
Total distributions                           (0.90)       (0.83)                 --
                                            -------      -------             -------
Net asset value, end of period              $ 15.37      $ 16.39             $ 13.52
                                            =======      =======             =======

Total return                                  (0.45%)      28.04%              35.20%**

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)      $   8.9      $   2.8             $   0.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived                           1.50%++      1.50%               1.50%*
  After fees waived                            0.00%++       n/a                 n/a

RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                        4.21%        0.26%               0.65%*

Portfolio turnover rate                      258.66%       51.60%               7.19%**


*    Annualized.
**   Not annualized.
+    Commencement of operations.
^    Calculations are based on average shares outstanding for the period.
++   Without dividend expense on securities sold short, which was 0.08%

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2001

NOTE 1 - ORGANIZATION

The Purisima Funds (the "Trust") was organized as a Delaware business trust on June 27, 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objectives and policies. The Trust consists of three diversified series (the "Funds"): Purisima Total Return Fund (the "Total Return Fund"), representing the initial series of the Trust which commenced operations on October 28, 1996, and Purisima Pure American Fund (the "Pure American Fund") and Purisima Pure Foreign Fund (the "Pure Foreign Fund") both of which commenced operations on September 29, 1998. Fisher Investments, Inc. (the "Adviser") serves as the investment adviser to the Funds.

The investment objectives of the Funds are as follows:

The Total Return Fund seeks to produce a high level of total return. It invests primarily in common stocks and other equity-type securities, or securities acquired primarily to produce income, or a combination of both depending on the assessment of market conditions.

The Pure  American  Fund seeks to provide  investors  with a high level of total return. The Fund may emphasize investments in common stocks and other equity-type securities acquired primarily to produce income, or a combination of both, depending on the assessment of market conditions by the Fund's investment Adviser. The Fund will concentrate its portfolio holdings to those securities issued by issuers domiciled in the United States.

The Pure  Foreign  Fund  seeks to provide  investors  with a high level of total return. The Fund may emphasize investments in common stocks and other equity-type securities acquired primarily to produce income, or a combination of both, depending on the assessment of market conditions by the Fund's investment Adviser. Under normal market conditions, the Fund will concentrate its portfolio holdings to those securities issued by issuers domiciled outside of the United States.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the closing bid. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees or their designee. Debt securities with remaining maturities of 60 days or less are valued at cost

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     which,  when combined  with accrued  interest,  approximates  market value.
     Discounts and Premiums on securities purchased are amortized over the lives of the respective securities using the straight-line method.

B. DEFERRED ORGANIZATION COSTS. Costs incurred by the Total Return Fund in connection with its organization, registration and the initial public offering of shares totaling $133,629 have been deferred and are being amortized on a straight-line basis over a period of five years. If any of the original shares of the Total Return Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the redeeming shareholder's pro rata share of the unamortized costs as of the date of redemption. The Adviser, on behalf of the Total Return Fund, paid the organizational costs discussed above.

C. FEDERAL INCOME AND EXCISE TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their income to its shareholders. Therefore, no federal income or excise tax provision is required.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis.

E. USE OF ESTIMATES. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

F. CONCENTRATION OF RISK. Investments in securities of non-U.S. issues in certain countries involve special investment risks. These risks may include but are not limited to, investment restrictions, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

G.   OPTIONS.  Options  purchased are recorded as  investments;  options written
     (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option result in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

H. SECURITIES SOLD SHORT.The Funds are engaged in selling securities short, which obligates the Funds to replace a security borrowed by purchasing the same security at the current market value. The Funds would incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds would realize a gain if the price of the security declines between those dates.

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     The Funds are  required  to  establish  a margin  account  with the  broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Funds must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

I. OTHER. In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities using the interest method. Currently, the Funds amortize discounts and premiums on fixed income securities using the straight-line method. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect the amortization of discounts and premiums. At this time, the Funds have not completed its analysis of the impact of this accounting change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Total Return Fund (the "Fund") has an Investment Management Agreement with the Adviser to provide investment advisory services to the Fund. The Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.

The Fund is responsible for its own operating expenses. The Adviser has agreed to limit the Fund's total expenses (exclusive of brokerage, interest, taxes, dividends on securities sold short and extraordinary expenses) to not more than 1.50% of the average daily net assets. For the year ended August 31, 2001, the Adviser waived fees of $102,939.

Any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee reduction, waiver, or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is also initiated. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.

At August 31, 2001, the cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fund is $313,231. The Adviser may recapture $122,777 of this amount no later than August 31, 2002, $87,515 no later than August 31, 2003 and $102,939 no later than August 31, 2004.

The Pure American and Pure Foreign Funds have a Comprehensive Management Agreement with the Adviser to provide advisory and other ordinary services, including administration, transfer agency, custody and auditing services. For providing these services,

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the Pure  American and Pure Foreign  Funds each pay the Adviser a monthly fee at the annual rate of 1.50% of the respective Funds' average daily net assets. As of December 21, 2000, the Adviser has voluntarily agreed to reduce the entire management fee to 0.00% for the Pure American and Pure Foreign Funds. This voluntary reduction may be discontinued at any time. This comprehensive fee arrangement requires the Adviser to absorb and pay out of its own resources all operating expenses of the Pure American and Pure Foreign Funds. For the year ended August 31, 2001, the Advisor waived fees of $5,624,734 for the Pure American Fund and $11,821,690 for the Pure Foreign Fund.

Investment Company Administration, LLC (the "Administrator") acts as administrator for the Funds. The Administrator is a division of Firstar Mutual Fund Services, LLC ("FMFS"), an affiliate of US Bancorp. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals.

For its services, the Administrator receives a monthly fee based on the value of the total average net assets of the Trust at an annual rate of 0.10% of the first $200 million of such net assets, 0.05% of the next $300 million, and 0.03% thereafter, subject to a minimum fee of $40,000 per Fund.

First Fund Distributors, Inc. (the "Distributor") an affiliate of the Administrator, serves as distributor of the Funds pursuant to a Distribution Agreement with the Trust on behalf of each Fund. Purisima Securities, LLC ("Purisima Securities") an affiliate of the Adviser, serves as co-distributor of the Funds pursuant to a Co-Distribution Agreement with the Trust.

NOTE 4 - SERVICE AND DISTRIBUTION PLAN

The Trust has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Total Return Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of the Fund. The fee accrues at an annual rate not to exceed 0.25% of the Fund's average daily net assets. For the year ended August 31, 2001, the Fund incurred $238,468 in distribution fees.

NOTE 5 - PURCHASES AND SALES

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended August 31, 2001 were as follows:

     FUND                                      PURCHASES          SALES
     ----                                      ---------          -----
     Excluding U.S. Government securities:
      Total Return Fund                      $ 26,606,200     $ 76,446,565
      Pure American Fund                      264,294,720      259,102,999
      Pure Foreign Fund                       472,605,101      437,420,451

     U.S. Government securities:
      Total Return Fund                        49,321,488        7,833,496
      Pure American Fund                      310,041,426      312,211,596
      Pure Foreign Fund                       662,698,568      664,989,519

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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
PURISIMA FUNDS


We have audited the accompanying statement of assets and liabilities of the Purisima Total Return Fund, the Purisima Pure American Fund and the Purisima Pure Foreign Fund, each a series of shares of the Purisima Funds, including the schedules of investments as of August 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the year ended August 31, 1999 and prior were audited by other auditors whose report dated October 13, 1999, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. Our audits also include assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Purisima Total Return Fund, the Purisima Pure American Fund and the Purisima Pure Foreign Fund as of August 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


                                        TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
October 26, 2001

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--------------------------------------------------------------------------------
PRIVACY NOTICE

Fisher Investments, Inc. and The Purisima Funds collect nonpublic information about you from the following sources:

-    Information we receive about you on applications or other forms;
-    Information you give us orally; and
-    Information about your transactions with us or others.

We do not disclose any nonpublic personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquires from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

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